PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account

Supplement dated March 15, 2024,
to
Prospectuses dated May 1, 2023,
for
Variable Universal Life Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

FUND MERGER
Effective as of the close of business on April 26, 2024 (the “Effective Date”), the American Century VP Value Fund will be merged into the LVIP American Century Value Fund. Due to the merger, the LVIP American Century Value Fund will be added as an available investment option for your Contract. Also, as of the Effective Date, all references to the American Century VP Value Fund are hereby deleted and replaced with the LVIP American Century Value Fund.

Merging Fund	Acquiring Fund
American Century VP Value Fund (Class I)	LVIP American Century Value Fund (Standard Class II)
On the Effective Date, the Merging Fund will no longer be available under your life insurance Contract, and any Contract Fund value allocated to the Merging Fund will be transferred to the Acquiring Fund, as noted above. The value of the units of the Variable Investment Option (“VIO”) for the Merging Fund immediately before the merger will equal the value of the units for the VIO of the Acquiring Fund immediately after the merger.
You can choose one of three options:
1.Take no action.
•Any Contract value that you have allocated to the Merging Fund will automatically be transferred to the Acquiring Fund on the Effective Date. The transfer will not incur an administrative or transaction charge and will not be counted toward the limit of 20 transfers per calendar year.
2.Request a transfer before the merger date.
•You may request one transfer out of the Merging Fund between now and the Effective Date, which will not be counted toward your limit of 20 transfers per calendar year.
3.Request a transfer after the merger date.
•If you take no action prior to the Effective Date, you may still make one transfer request to move reallocated assets out of the Acquiring Fund within 60 days of the Effective Date, which will not be counted toward the limit of 20 transfers per calendar year.
Also, on the Effective Date, all administrative allocation instructions utilizing the Merging Fund, including premium allocation, dollar-cost averaging (DCA), auto-rebalancing, or allocated charges, will automatically be updated to instead utilize the Acquiring Fund in the same percentage. If you do not want your current allocation instructions to include the Acquiring Fund, you may change your allocation instructions by submitting a request.
If you would like more information about selecting an investment option or about your Contract, please contact your financial professional. If you have other questions, please call our customer service office at 800-778-2255. We are available Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. One of our customer service representatives will be glad to assist you.
Please note that your Contract offers several investment options. These investment options are described in your current prospectus and the prospectuses for the Funds. Please visit www.Prudential.com/eProspectus for the current prospectuses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP212
VUL